UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the registrant ☒

Filed by a party other than the registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))
☒ Definitive proxy statement ☐ Definitive additional materials ☐ Soliciting material pursuant to § 240.14a-12

MECKLERMEDIA CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

MECKLERMEDIA CORPORATION

475 Park Avenue South, 4th Floor

New York, New York, 10016

(212) 389-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 18, 2015

Dear Stockholders:

You are hereby cordially invited to attend the 2015 Annual Meeting of Stockholders of Mecklermedia Corporation, a Delaware corporation, at the offices of Mecklermedia Corporation located at 475 Park Avenue South, 4th Floor, New York, New York on June 18, 2015, at 10:00 a.m. local time. This meeting is being held for the following purposes:

1.      To elect three directors to the Board of Directors of Mecklermedia Corporation with terms expiring at the 2016 Annual Meeting of Stockholders or until their successors are duly elected;

2.      To increase the number of shares reserved for issuance under our 2008 Stock Incentive Plan by 800,000 shares to a total of 1,621,429 shares;

3.      To hold an advisory vote on executive compensation; and

4.      To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. Only stockholders of record at the close of business on April 24, 2015 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or adjournments thereof.

YOUR VOTE IS IMPORTANT

Whether or not you expect to be present at the Annual Meeting, please complete, date, sign and return the enclosed proxy promptly in the postage-prepaid envelope provided for your convenience. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person if you wish.

By Order of the Board of Directors, Alan M. Meckler Chairman of the Board and Chief Executive Officer

Dated: May 12, 2015

Mecklermedia Corporation

475 Park Avenue South, 4th Floor

New York, New York 10016

(212) 389-2000

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 18, 2015

The Board of Directors of Mecklermedia Corporation (the “Company”) is soliciting proxies from the Company’s stockholders for the 2015 Annual Meeting of Stockholders to be held on June 18, 2015 at the offices of Mecklermedia Corporation located at 475 Park Avenue South, 4th Floor, New York, New York.

You are entitled to vote at the meeting if you were a stockholder of record at the close of business on April 24, 2015. On or about May 12, 2015, the Company will begin mailing to all such stockholders a proxy card, this proxy statement and the Company’s 2014 Annual Report. On April 24, 2015, there were 6,057,662 shares of the Company’s Common Stock outstanding, which are the only shares of the Company’s stock entitled to vote at this meeting. Each such share of Common Stock will be entitled to one vote at the meeting.

Your signed proxy card will appoint Alan M. Meckler, as proxy holder, or your representative, to vote your shares.

If you sign and return your proxy card without giving voting directions, the proxy holder will vote your shares:

(i)     for all of the nominees for director listed on pages 3 and 4;

(ii)   for the increase in the number of shares reserved for issuance under our 2008 Stock Incentive Plan by 800,000 shares to a total of 1,621,429 shares;

(iii) for the approval of the executive compensation listed on pages 9 to 15; and

The proxy card permits you to direct the proxy holder to:

(i)     withhold your votes from particular nominees;

(ii)   vote “for” or “against” or “abstain” from voting on the increase the number of shares reserved for issuance under our 2008 Stock Incentive Plan to 1,621,429; and

(iii) vote “for” or “against” or “abstain” from voting on the approval of executive compensation for the named executives.

Signing and returning your proxy card will not prevent you from voting in person at the meeting. If you vote in person at the meeting, your previously voted proxy will be automatically revoked. You may also revoke your proxy any time before it is voted by delivering written notice prior to the meeting to:

Mecklermedia Corporation

475 Park Avenue South 4th Floor

New York, New York 10016

Attn: Corporate Secretary

If you submit more than one proxy, each later-dated proxy will revoke all previous proxies.

The Board of Directors expects all nominees named below to be available for election. In case any nominee is not available, the proxy holder may vote your shares for a substitute if you have submitted a signed proxy card.

1

As far as the Company knows, the only matters to be brought before the meeting are those referred to in this proxy statement. As to any other matters presented at the meeting, if you send in a signed proxy card, the proxy holder may vote your shares at his discretion.

No business may be conducted at the meeting unless a majority of all outstanding shares entitled to vote are either present at the meeting in person or represented by proxy. All matters voted on at the meeting will be determined by the “for” vote of a majority of the shares present at the meeting in person or represented by proxy and entitled to vote on the subject matter of the vote, except for the election of directors, which will be determined by the “for” vote of a plurality of such shares.

Abstentions and broker non-votes are counted as shares present for determining if there are sufficient shares present to hold the meeting and are entitled to vote on matters at the meeting. Therefore, abstentions have the same legal effect as a vote against a matter.

A list of stockholders entitled to vote at the meeting will be available at the meeting and for ten days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m., at the New York offices of the Company, 475 Park Avenue South, 4th Floor, New York, New York, by contacting the Corporate Secretary.

2

ITEM 1. ELECTION OF DIRECTORS

Item 1 is the election of all three current members of the Company’s Board of Directors to another term. The persons named in the enclosed proxy intend to vote the proxy for the election of each of the three nominees, unless you indicate on the proxy card that your vote should be withheld from any or all such nominees. Each nominee elected as a director will continue in office until his successor has been elected, or until his death, resignation or retirement.

The Board of Directors has proposed the following nominees for election as directors with terms expiring at the Annual Meeting in 2016: Alan M. Meckler; Wayne A. Martino; and John R. Patrick.

The Board of Directors recommends a vote FOR the election of each of these nominees as a director.

The following table sets forth information with respect to each nominee for director. Except as otherwise indicated, each nominee has held his present occupation or occupations for more than the past five years and has not been principally employed by any subsidiary or affiliate of the Company. There are no family relationships among any nominee, director or executive officer of the Company. There are no arrangements or understandings between the director nominees and any other person pursuant to which the director nominees were selected as directors or nominees. References below to the nominees’ respective ages are as of the date of the Annual Meeting. References below to periods of service to the Company include, where applicable, service to the Company’s predecessor business, internet.com LLC, prior to its 1999 merger with and into the Company.

Name	Age	Principal Occupation or Occupations and Directorships
Alan M. Meckler	69

Alan M. Meckler has been Chairman of the Board and Chief Executive Officer of the Company since its inception. Previously, Mr. Meckler had been Chairman of the Board of a predecessor company also called Mecklermedia Corporation from 1973 and was its Chief Executive Officer from December 1993 until it was acquired by Penton Media in November 1998. He also served as President of Mecklermedia from 1971 through November 1998.

Among other experiences, qualifications, attributes and skills, Mr. Meckler’s executive experience in the digital media industry and his unique perspective on the Company led to the conclusion of the Nominating and Corporate Governance Committee and of the full Board that he should serve as a director of the Company.

Wayne A. Martino	56

Wayne A. Martino was appointed as a director of the Company in January 2010. Mr. Martino has been a principal of the law firm Brenner, Saltzman & Wallman, LLP since 1991. Mr. Martino was formerly a director of Ziplink, Inc. from 1999 until 2001 and Mecklermedia Corporation from 1993 until 1998. He served on the State of Connecticut Nanotechnology Advisory Panel from 2005 to 2010 and served on the Board of Trustees of the Hamden Hall Country Day School from 2008 until 2012.

Among other experiences, qualifications, attributes and skills, Mr. Martino’s experience in advising clients in business transactions and knowledge of legal requirements of public companies led to the conclusion of the Nominating and Corporate Governance Committee and the full Board that he should serve as a director of the Company.

3

John R. Patrick	69

John R. Patrick has been a director of the Company since January 2003. Mr. Patrick has been President of Attitude LLC since 2001. Prior to that, he worked at IBM Corporation from 1967 to 2001. Mr. Patrick was Vice President of Internet Technology at IBM from 1995 to 2001. He is a member of the board of directors of the OCLC and a member of the WesConn Biomedical Research Institute Advisory Council. Mr. Patrick was a founding member of the World Wide Web Consortium at MIT in 1994, a founding member and past chairman of the Global Internet Project, a member of the Internet Society and the American College of Healthcare Executives. He is also a senior member of the Association of Computing Machinery and a Fellow of the Institute of Electrical and Electronics Engineers.

Among other experiences, qualifications, attributes and skills, Mr. Patrick’s knowledge of and experience in the Internet industry and ability to serve as Audit Committee financial expert led to the conclusion of the Nominating and Corporate Governance Committee and the full Board that he should serve as a director of the Company and Chairman of the Audit Committee.

4

PRINCIPAL STOCKHOLDERS AND SECURITY

OWNERSHIP OF MANAGEMENT

Security Ownership of Directors, Nominees for Director, Named Executive Officers and all Directors and Executive Officers as a Group

The following table sets forth, as of March 31, 2015, information with respect to the outstanding shares of the Company’s Common Stock, par value $.01 per share (the “Common Stock”), beneficially owned by (i) each director of the Company, (ii) each nominee for director, (iii) our named executive officers, namely, Alan M. Meckler, our Chief Executive Officer (who is also a director), and Donald J. O’Neill, our former Chief Financial Officer (“CFO”) and (iv) by all persons presently serving as directors and executive officers of the Company as a group. Except as otherwise indicated, all shares are owned directly. The business address for all of those parties is c/o Mecklermedia Corporation, 475 Park Avenue South, 4th Floor, New York, New York, 10016. For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security that such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of March 31, 2015, 6,057,662 shares of common stock were outstanding.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Alan M. Meckler	2,750,351	(1)	43.54%

John R. Patrick	59,277	(2)	*

Wayne A. Martino	24,384	(3)	*

Donald J. O’Neill	429		*

All directors and executive officers as a group (four persons)	2,834,441		44.67%

________________

*	Less than one percent

(1)	Includes: 75,176 shares held by The Meckler Foundation, Inc., a non-profit charitable foundation founded by Mr. Meckler and for which he acts as President; 401,194 shares held by Mr. Meckler’s wife; and 44,921 shares held in a trust for the benefit of Mr. Meckler’s mother. Mr. Meckler exercises shared voting and investment control over all of these shares. Also includes 258,574 shares issuable upon exercise of currently exercisable options.

(2)	Includes 19,928 shares issuable upon exercise of currently exercisable options.
(3)	Includes 4,400 shares held in Brenner, Saltzman & Wallman LLP Employees 401(k) Profit Sharing Plan, located at 271 Whitney Avenue, New Haven, Connecticut 06511; 10,705 shares held in the Mary Martino 1991 Revocable Family Trust over which Mr. Martino and his brother exercise investment and voting control, and seven shares held in the Wayne Martino 1999 Family Trust for the benefit of his daughter over which Mr. Martino exercises investment control. Also includes 9,272 shares issuable upon exercise of currently exercisable options.

5

Security Ownership of Certain Beneficial Owners as of March 31, 2015

The following table sets forth, as of March 31, 2015, information with respect to the outstanding shares of the Company’s Common Stock beneficially owned by each person (including any “group” as that term is used in section 13(d)(3) of the Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities and who is not a director or executive officer of the Company. Except as otherwise indicated, all shares are owned directly. For purposes of this table, a person is deemed to have “beneficial ownership” of any shares as of a given date (i) which such person has the right to acquire within 60 days after such date, (ii) over which such person has voting power or (iii) over which such person has investment power, including disposition power. For purposes of computing the percentage of outstanding shares held by each person named above on a given date, any security that such person has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Edmund A. Hajim(1)	c/o Diker Management LLC 730 5th Avenue, 15th Floor New York, NY 10019	410,000	6.8%

________________

(1)	Based upon information set forth in a Schedule 13G filed under the Securities Exchange Act of 1934 dated January 21, 2015.

FURTHER INFORMATION REGARDING THE BOARD OF DIRECTORS

Director Independence

Each year, the Company reviews any and all relationships that each director has with the Company, and the Board of Directors subsequently reviews those findings in accordance with the elements of independence standards of the Nasdaq Stock Market. Although shares of our common stock are not listed in this market, we have elected to follow the independence rules established by the Nasdaq Stock Market. As a result of this review, the Board of Directors has determined that none of the directors has any material business relationships with the Company, except for Alan M. Meckler, our Chairman and Chief Executive Officer. The Board affirmatively determined that each of Wayne A. Martino and John R. Patrick, our non-employee directors, is independent and has no relationship with the Company, except as a director and stockholder.

Code of Business Conduct and Ethics

We have adopted a World Wide Business Conduct Policy that is designed to promote high standards of ethical conduct by our directors and employees. The Code requires that our directors and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in the Company’s best interest.

As a mechanism to encourage compliance with the World Wide Business Conduct Policy, we have established procedures to receive, retain, and address complaints regarding accounting or auditing matters. These procedures ensure that individuals may submit concerns regarding accounting or auditing matters in a confidential and anonymous manner.

In addition, we have a code of ethics for our chief executive officer (“CEO”), chief financial and accounting officer, and any persons performing similar functions. Our World Wide Conduct Policy and Code of Ethics are available for review in the Corporate Governance section within the Investor Relations section of our Website at www.mecklermedia.com.

6

Board Leadership Structure and Risk Oversight Role

Our Board of Directors is led by our Chairman and CEO, Mr. Alan M. Meckler. The Board believes that having our CEO serve as Chairman of the Board is suitable for the Company at its present stage. Mr. Meckler, who also is our largest stockholder, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company and its business, and is well positioned to develop agendas that ensure the Board’s time and attention are focused on the most critical matters. Furthermore, the Board believes that having our CEO serve as Chairman of the Board strengthens his ability to develop and implement strategic initiatives and respond efficiently to various situations. The Board is aware of potential conflicts that might arise when an employee chairs the Board, but believes these potential conflicts are offset by the fact that independent directors comprise each of the Board’s committees and the remainder of the Board. Additionally, the Board believes Mr. Meckler’s combined role enables decisive leadership and ensures clear accountability.

As part of its oversight function, the Board and its committees regularly undertake reviews of the significant risks in respect of our business. These reviews are supplemented as necessary by outside professional advisers with expertise in the substantive areas of our business. The committees facilitate deeper analysis of various matters and promote regular monitoring of our activities in their advisory role to the Board. Specifically, the Audit Committee oversees the Company’s risk policies and processes relating to our financial statements and financial reporting, as well as liquidity risks, market risks, and the policies and procedures for monitoring and mitigating these risks. The Audit Committee also reviews, monitors and decides upon all related party transactions. Similarly, the Compensation Committee oversees risks related to the Company’s compensation policies.

The Board believes that its current structure effectively maintains independent oversight of management and that having a lead independent director is unnecessary. The Board has the ability to quickly adjust its leadership structure should business or managerial conditions change.

Committees of the Board

The Board of Directors has established a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee. The current members of these committees are as follows:

Compensation Committee	Audit Committee	Nominating and Corporate Governance Committee
Wayne A. Martino (Co-chair)	Wayne A. Martino	Wayne A. Martino (Chair)
John R. Patrick (Co-chair)	John R. Patrick (Chair)	John R. Patrick

Compensation Committee

The Compensation Committee of the Board of Directors is responsible for discharging the responsibilities of the Board of Directors relating to the compensation of the Company’s executive officers and advising the Board on the Company’s compensation philosophy, programs and objectives. The Compensation Committee oversees the Company’s compensation programs, which include components that are designed specifically for the Company’s named executive officers. Messrs. Martino and Patrick serve as the co-Chairmen of the Compensation Committee. The Compensation Committee may delegate its authority to subcommittees, as the Compensation Committee deems appropriate, so long as any actions taken by such subcommittees are not otherwise inconsistent with the obligations and responsibilities of the Compensation Committee. The Company’s Board of Directors has adopted a written charter for the Compensation Committee that is available for review in the Corporate Governance section within the Investor Relations section of our Website at www.mecklermedia.com. The Compensation Committee met four times during the fiscal year ended December 31, 2014.

The Compensation Committee is composed entirely of independent non-management members of the Board of Directors. No Compensation Committee member participates in any of the Company’s employee compensation programs. For further discussion on the Compensation Committee, see “Compensation Discussion and Analysis”.

7

Audit Committee

The Audit Committee has the responsibility to review audited financial statements and accounting practices of the Company, to consider and recommend the employment of, and approve the fee arrangements with, independent accountants for both audit functions and for advisory and other consulting services and to oversee the Company’s systems of disclosure controls and procedures, internal controls over financial reporting and compliance with ethical standards adopted by the Company. The Board has determined the members of the Audit Committee are each independent pursuant to Nasdaq and SEC rules. The Board of Directors has determined that Mr. John R. Patrick, Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission. The Company’s Board of Directors has adopted a written charter for the Audit Committee that is available for review under Corporate Governance in the Investor Relations section on our Website at www.mecklermedia.com. The Audit Committee met four times during the fiscal year ended December 31, 2014.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends such candidates to the Board and stockholders for consideration. Mr. Martino serves as the Chairman of the Nominating and Corporate Governance Committee. The Board has determined each member of the Nominating and Corporate Governance Committee is independent pursuant to Nasdaq listing standards. In considering candidates for election to the Board, the Nominating and Corporate Governance Committee evaluates the qualifications and performance of the incumbent directors, including consideration of whether the director continues to satisfy the minimum qualifications for director candidates, and reviews the performance of the director during the preceding term. In identifying and evaluating new candidates for election to the Board, the Nominating and Corporate Governance Committee will solicit recommendations from members of the Board and the management of the Company. The Nominating and Corporate Governance Committee will assemble information concerning the background and qualifications of each candidate and determine if each candidate satisfies the minimum qualifications required of candidates and possesses any of the specific qualities that must be possessed by one or more members of the Board. The Nominating and Corporate Governance Committee will consider the contribution that the candidate can be expected to make to the overall functioning of the Board and the extent to which the membership of the candidate would promote diversity on the Board, with regard to professional background, experience, expertise, age, gender, ethnicity and country of citizenship.

It is the policy of the Nominating and Corporate Governance Committee that all persons nominated to serve as a director of the Company should possess certain minimum qualifications as threshold criteria. The Nominating and Corporate Governance Committee does not have a written policy regarding the consideration of diversity, however defined, and does not explicitly seek diversity in identifying and evaluating nominees for director. Instead, the Nominating and Corporate Governance Committee seeks such qualifications as, among others:

•	the personal integrity and ethical character of the candidate;
•	the absence of any conflicts of interest that would impair the candidate’s ability to exercise independent judgment or discharge the fiduciary duties of a director;
•	the ability to represent fairly and equally stockholders of the Company;
•	demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor;
•	a demonstrated ability to function effectively in an oversight role;
•	a general business understanding of major issues facing public companies of comparable size and operational scope to the Company; and
•	adequate time to devote to the Board and its committees.

Only under exceptional and limited circumstances will the Nominating and Corporate Governance Committee approve a candidate who does not satisfy these requirements. The Nominating and Corporate Governance Committee will adhere to the applicable rules and guidelines of the SEC.

8

The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders. Any stockholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate pursuant to the procedures set forth below under “Stockholder Communication with the Board of Directors”. The Nominating and Corporate Governance Committee will evaluate persons recommended by stockholders in the same manner as other candidates.

In addition, the Nominating and Corporate Governance Committee is responsible for, among other things, evaluating the effectiveness of the Board and its Committees, and for developing, updating as necessary, and recommending to the Board corporate governance principles and policies applicable to the Company. The Company’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance that is available for review in the Corporate Governance section within the Investor Relations section of our Website at www.mecklermedia.com. The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2014.

Directors’ Attendance

The Company does not currently have a formal policy regarding director attendance at the Company’s stockholder meetings. However, it is expected that, absent compelling circumstances, each director will attend each stockholder meeting. All directors attended the 2014 annual stockholder meeting. The Board of Directors met four times during the fiscal year ended December 31, 2014. Each of the directors attended all of the Board of Directors’ meetings and all of the meetings of each committee on which each such director serves.

Stockholder Communication with the Board of Directors

Generally, stockholders who have questions or concerns should visit our Investor Relations home page at www.mecklermedia.com/corporate-governance. However, any stockholders who wish to address questions or other communications regarding our business directly to the Board of Directors, a committee or any individual director, should direct their questions or other communications in writing to the Chairman of the Board at Mecklermedia Corporation, 475 Park Avenue South, 4th Floor, New York, New York 10016. The Chairman will forward all such communications as appropriate.

EXECUTIVE OFFICER

Alan M. Meckler, the Chairman of the Board and Chief Executive Officer is the Company’s sole executive officer.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Philosophy and Program Objectives

In order to recruit and retain the most qualified and competent individuals to the Company’s management team, the Company strives to maintain a compensation program that is competitive in the current labor market. The purposes of the Company’s compensation program are to attract and retain highly qualified employees and to reward performance. The following compensation objectives were considered in determining the compensation of our Chairman and Chief Executive Officer, Alan M. Meckler and our former Vice President and Chief Financial Officer, Donald J. O’Neill:

•	designing competitive compensation and stock incentive plan to enhance the Company’s ability to attract and retain knowledgeable and experienced executives;

•	setting compensation and incentive levels that reflect competitive market practices and that are geared towards both the current and long-term performance of the Company; and

•	ensuring that a significant portion of the total compensation package is determined by increases in stockholder value, in order to align the executives’ interests with those of the Company’s stockholders.

9

We refer to Messrs. Meckler and O’Neill as the Named Executive Officers or “NEOs”. Mr. O’Neill resigned from the company effective April 1, 2014.

Oversight of Executive Compensation Program

Relating to NEO compensation, the responsibilities of the Compensation Committee include the following subject, where applicable, to ratification by the Board of Directors:

•	developing and promoting an effective compensation philosophy;

•	reviewing and establishing long-term performance goals and objectives for the Company’s NEOs;

•	evaluating the performance of the Company’s NEOs in light of approved goals and objectives;

•	determining the compensation of the NEOs based on their performance evaluations, consisting of components of compensation such as annual salary and long-term incentive compensation and perquisites, and any other matters relating to the compensation of the NEOs that the Compensation Committee considers appropriate, such as considerations regarding employment, severance, change of control or other compensation agreements or arrangements to be entered into or otherwise established between the Company and the NEOs; and

•	administering all equity-based compensation plans and arrangements with an aim toward furthering the Company’s long-term goals.

Comparative Compensation Data

The Compensation Committee has historically utilized information compiled by the Company specific to the media industry as a resource for determining competitive compensation for the Company’s NEOs, including information on salaries and long-term equity incentives of companies of varying size and market capitalization within the media industry. The Compensation Committee uses the benchmark information as a general framework and attempts to ensure that the total compensation for the Company’s NEOs is consistent with the range of total compensation being paid to executives at similarly sized companies in similar industries. It is important to note that the competitive compensation information is just one relevant consideration in the compensation assessment and decision process. As described in more detail in this compensation discussion and analysis, in addition to relevant market compensation information and each executive officer’s total compensation, the Compensation Committee also considers the following factors in reviewing and determining compensation levels for our NEOs:

•	Overall company performance measured in terms of financial performance, stockholder value creation, and execution of the Company’s management objectives;

•	Individual performance, including in particular, each individual executive’s contribution to successful implementation of long-term strategic direction; and

•	The relative mix between compensation elements as it relates to both fixed and variable, and cash and non-cash compensation.

The Compensation Committee periodically meets with the CEO to discuss the information supplied and to discuss proposed compensation changes for the NEOs other than himself, along with its initial conclusions as to compensation for the subsequent year.

10

Compensation Elements

Although the Compensation Committee does not target a specific ratio between salary and equity awards, the Compensation Committee believes that the current mix of cash and equity-based compensation provided to the NEOs, by emphasizing incentive compensation that is at risk and tied to the Company’s financial performance, furthers the Company’s compensation philosophy and objectives stated above.

The key components of the NEO compensation are salary and stock option awards. A discussion of the various components of the NEO compensation for fiscal year 2014 follows.

Salary

Competitive base salaries are an important factor in a company’s ability to attract and retain its executive officers. The Compensation Committee reviews salary-related information to ensure that the salary program is competitive, and determines base salaries for the NEOs each year based on a variety of factors in addition to salary-related data regarding similar positions requiring similar qualifications within the industry, such as the executive’s experience, job responsibilities and the performance of such executive’s duties and responsibilities during the relevant year.

Stock Incentive Plan

The Company’s 2008 Plan (as defined below) is intended to provide employees with long-term rewards designed to appreciate in value with the favorable future performance of the Company. During 2014, the Company awarded stock options to employees, including NEOs, as part of a Company-wide grant program. The criteria the Company used to determine the number of stock options that the Company awarded included, with respect to each employee, the amount and value of past awards; the number of years of service to the Company; the employee’s position within the Company; current base salary and current number of stock options outstanding; and, with respect to the NEOs, the Compensation Committee’s assessment of the applicable NEO’s performance of regular duties and responsibilities during the calendar year, based on Board interaction with the NEOs and on the Company’s CEO’s assessment of their performance.

In addition, prior to 2007, the Company generally issued stock options with a life of ten years except for incentive stock options granted to the CEO. As a result of Mr. Meckler’s status as an affiliate of the Company, incentive stock options granted to him expire five years following the date of grant to ensure that the stock options retain their tax-qualified status. Beginning in 2007, the Compensation Committee determined that all future stock option grants should have a five-year term because this would result in less stock-based compensation expense for the Company based on applicable accounting principles. In September 2010, due in part to the sale of its Jupiterimages and Internet.com businesses in February and November 2009, respectively, the Compensation Committee determined that all future stock option grants would have a ten-year life and be issued as non-qualified stock options. Stock option grants vest equally on each of the first three anniversaries of grant. In connection with the sale of the assets of our Mediabistro business in August 2014, all outstanding options as of the closing of that transaction became fully vested and exercisable.

The Compensation Committee believes that the stock option awards and the period over which they vest provide a method of retention and motivation for the executives of the Company and also encourage the executives to manage the Company in an effective manner with a goal of achieving long-term stock price appreciation.

Perquisite and Other Personal Benefit

The specific perquisites provided to each NEO during 2013 and 2014 are shown in the footnotes to the Summary Compensation Table below.

11

Tax Implications

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to each of the NEOs. Certain performance-based compensation is not subject to this deduction limit. Options granted under the Company’s 1999 Stock Incentive Plan and 2008 Plan generally qualify as performance-based compensation exempt from the deduction limitation of Section 162(m). While tax deductions are an important consideration in determining compensation levels, because the non-exempt annual compensation paid to each of the NEOs does not exceed the $1,000,000 limit, the Company has not adopted a formal policy requiring that all compensation must be deductible.

Summary Compensation Table

The following table sets forth all compensation paid to, or accrued by the Company for, the NEOs in respect of fiscal years 2013 and 2014. Alan M. Meckler and Donald J. O’Neill were the only NEOs of the Company during the periods presented.

Name and Principal Position	Year	Salary ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Alan M. Meckler(5)	2014	243,242	98,000	(1)	–	28,173	369,415
Chairman and Chief Executive Officer	2013	292,833	46,800	(2)	–	22,266	361,899

Donald J. O’Neill(3)	2014	75,305	–		–	6,939	82,244
Vice President and Chief Financial Officer	2013	218,101	23,400	(2)	–	20,595	262,096

________________

(1)	Amounts in the Option Awards column include the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codifications (“ASC”) Topic 718 for 2014 stock option awards based on a Black-Scholes value of $0.49 for each of 200,000 stock options for Mr. Meckler. A discussion of assumptions relating to option awards may be found in Note 14 to the Consolidated Financial Statements in the Company’s 2014 Annual Report on Form 10-K.

(2)

Amounts in the Option Awards column include the aggregate grant date fair value computed in accordance with ASC Topic 718 for 2013 stock option awards based on a Black-Scholes value of $2.34 for each of 20,000 stock options for Mr. Meckler and 10,000 stock options for Mr. O’Neill.

(3)	Mr. O’Neill served as our Vice President and Chief Financial Officer until his resignation effective April 1, 2014.

(4)	All other compensation includes the value of medical and dental insurance and group term life coverage benefits provided by the Company.

(5)	In order to help the Company's cash position in the fiscal year 2015, Mr. Meckler has agreed to a base salary in 2015 of $20,000.

12

Grants of Plan-Based Awards Table

The following table sets forth stock options granted during the fiscal year ended December 31, 2014, to Mr. Meckler. The Company did not grant any option awards or other plan-based awards to Mr. O’Neill during the fiscal year ended December 31, 2014.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)
Alan M. Meckler	12/11/14	200,000	$0.59	$98,000

(1)	The stock options presented will become exercisable in respect of one-third of the shares covered thereby on each of the first three anniversaries of their grant date or, if earlier, upon a change in control of the Company. Each unexercised stock option terminates automatically if the optionee ceases to be an employee of the Company for any reason. If an optionee undergoes a termination on account of retirement or disability, by the Company without cause, or with the written approval of the Compensation Committee, his vested options will remain exercisable until the earlier of the last day of the original option period and three months after the date of termination; upon an optionee’s death, each of his vested stock options will expire on the last day of the option period or, if earlier, the date that is twelve months after the date of the optionee’s death.

Narrative Disclosure Relating to Summary Compensation Table
and Grants of Plan-Based Awards Table

Stock Incentive Plans

In April 1999, Mecklermedia established the Mecklermedia 1999 Stock Incentive Plan (Amended and Restated as of March 5, 2008) (the “1999 Plan”) under which Mecklermedia may issue qualified incentive or nonqualified stock options to employees, including officers, consultants and directors. The exercise price of the options granted under the 1999 Plan will not be less than the fair market value of the shares of Mecklermedia’s common stock on the date of grant. In June 2006, the 1999 Plan was amended to increase the number of shares of Mecklermedia common stock and options to purchase shares of Mecklermedia common stock available for issuance thereunder to 1,714,285 shares.

At the Annual Meeting of Stockholders of Mecklermedia in June 2008, Mecklermedia’s stockholders approved the Mecklermedia 2008 Stock Incentive Plan (the “2008 Plan”). The 2008 Plan, along with the form of Incentive Stock Option Agreement and the form of Nonqualified Stock Option Agreement were previously approved and adopted by Mecklermedia’s Board in April 2008. The Compensation Committee of the Board administers the 2008 Plan, which allows for the grant of incentive stock options, nonqualified stock options, restricted stock, performance-based awards and other stock-based awards.

At the Annual Meeting of Stockholders of Mecklermedia in June 2013, the 2008 Plan was amended to increase the number of shares reserved for issuance under the 2008 Plan by 250,000 shares, from 571,429 shares to 821,429 shares.

Subject to antidilution adjustments, 288,430 shares of Mecklermedia common stock may be issued under the 2008 Plan, and up to 1,068,610 shares of common stock underly outstanding awards granted under the 1999 Plan and 2008 Plan as of December 31, 2014. These shares will be available for grants following any expiration, cancellation, forfeiture, cash settlement, or other termination of such awards.

The 1999 and 2008 Plans permit the Compensation Committee to grant equity-based awards to participants, including non-qualified stock options, restricted stock, and other awards that are valued by reference to, or otherwise based on, the fair market value of the Company’s Common Stock. The Compensation Committee establishes vesting and performance requirements that must be met at the time of the grant of an award, as well as other terms and conditions relating to such award.

Generally, the Compensation Committee, in its sole discretion, may provide for the termination of an award and the payment of a cash amount in exchange for the cancellation of an award upon the consummation of a merger, a sale of all or substantially all of our assets or a reorganization or liquidation of the Company. All unvested awards will immediately vest upon a change in control of the Company.

The Board of Directors has the ability to amend, subject to stockholder approval for certain types of amendments, or terminate the plan at any time, provided that no amendment or termination will be made that impairs the rights of the holder of any award outstanding on the date of such amendment or termination.

13

Outstanding Equity Awards at Fiscal Year-End

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2014, for each NEO.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(3)	Option Expiration Date (1)(2)(3)
Alan M. Meckler	09/27/2010	42,858	—	5.60	09/27/2020
	09/08/2011	21,429	—	6.44	09/08/2021
	11/14/2011	142,858	—	4.55	11/14/2021
	12/12/2011	21,429	—	3.71	12/12/2021
	12/05/2012	10,000	—	2.29	12/04/2022
	12/17/2013	20,000	—	2.97	12/16/2023
	12/11/2014	—	200,000	0.59	12/10/2024

Donald J. O’Neill	06/09/2005	286	—	126.21	03/31/2015
	06/07/2006	429	—	101.85	03/31/2015
	09/27/2010	14,286	—	5.60	03/31/2015
	09/08/2011	4,762	—	6.44	03/31/2015
	12/12/2011	7,143	—	3.71	03/31/2015
	12/05/2012	1,667	—	2.29	03/31/2015

_________________

(1)	Each stock option granted prior to 2007 has a ten-year term from date of grant, but vesting will accelerate upon a change in control of the Company.

(2)

Each stock option granted from 2010 through 2014 has a ten-year term from date of grant. Stock option grants generally vest equally on each of the first three anniversaries of their respective grant dates, but vesting will accelerate upon a change in control of the Company. However, the stock option granted to Mr. Meckler on November 14, 2011 vested immediately upon issuance. See Certain Relationships and Related Transactions for further information related to this stock option grant.

(3)	In connection with Mr. O’Neill’s resignation, we extended the term of his vested options. These options expired on the earlier of the option expiration date or March 31, 2015. The options that were unexercisable on the date of his resignation terminated upon his resignation to the extent unexercised, as provided by our stock incentive plans.

Option Exercises

Neither Mr. Meckler nor Mr. O’Neill exercised any stock options in 2014.

Potential Payments Upon Termination or Change in Control

The Company is party to an employment agreement with Donald J. O’Neill under which, if the Company terminates his employment without cause, Mr. O’Neill is entitled to continue to receive his base salary and benefits for the period of six months following the date of such termination. Mr. O’Neill resigned from the Company effective April 1, 2014, and as a result, we were not obligated to make severance payments to him.

14

The table below reflects the amount of compensation and benefits payable to our remaining Named Executive Officer, Mr. Meckler, in the event of a termination of employment or change in control. The amounts shown assume that the applicable triggering event occurred on December 31, 2014, and therefore, may differ from actual amounts paid upon a termination of employment on another date.

Name	Type of Payment	Termination of Employment ($)	Change in Control ($) (1)
Alan M. Meckler	Cash Severance	—	—
	Continued Benefits	—	—
	Equity Acceleration	—	$76,330

	Total	—	$76,330

_________________

(1)	Upon a change in control of the Company, all unvested equity awards under the 1999 and 2008 Stock Incentive Plans will vest in full. The amount disclosed represents the dollar amount that would have been recognized for financial statement reporting purposes for the year ended December 31, 2014 in accordance with ASC Topic 718 had there been a change in control of the Company on December 31, 2014.

DIRECTOR COMPENSATION

Directors of the Company who are also employees or officers of the Company do not receive any compensation specifically related to their activities as directors, other than reimbursement for expenses incurred in connection with their attendance at Board meetings.

Effective December 2013, non-employee directors of the Company are granted, on an annual basis, stock options to purchase 2,000 shares of Common Stock. Non-employee directors also receive an annual cash stipend of $20,000. In addition, each outside director receives a cash stipend of $5,000 for attendance at each board meeting held beyond the four scheduled meetings. The directors are also reimbursed for their expenses incurred in connection with their attendance at Board meetings. In addition, each non-employee director receives, upon becoming a director, options for 700 shares of Common Stock.

The Chairman of the Audit Committee is granted, on an annual basis, stock options to purchase 1,000 shares of Common Stock. The Chairman of the Audit Committee also receives an additional annual cash stipend of $10,000. In addition, the Chairman of the Compensation Committee and the Chairman of the Nominating and Corporate Governance Committee each are granted, on an annual basis, additional stock options to purchase 700 shares of Common Stock.

Director Compensation Table

The following table sets forth information with respect to total compensation paid by the Company during fiscal year 2014 to each non-management member of the Board of Directors (including William A. Shutzer, who resigned from the Board of Directors in December 2014).

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Wayne A. Martino	20,000	1,323	20,000	41,323
John R. Patrick	30,000	1,470	20,000	51,470
William A. Shutzer	—	—	20,000	20,000

_________________

(1)	Amounts in the Option Awards column include the aggregate grant date fair value computed in accordance with ASC Topic 718 for 2014 stock option awards based on the Black-Scholes value of $0.49 for 2,700 stock options for Mr. Martino and 3,000 for Mr. Patrick. A discussion of assumptions relating to option awards may be found in Note 14 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.
(2)	The Company paid each of Messrs. Martino, Patrick and Shutzer a $20,000 payment for serving on the Special Committee in connection with the sale of our Mediabistro assets.

15

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis for the year ended December 31, 2014 with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Wayne A. Martino

John R. Patrick

The above report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following individuals served on the Compensation Committee during the 2014 fiscal year: William A. Schutzer through his resignation on December 31, 2014; Wayne A. Martino and John R. Patrick. The Compensation Committee makes all compensation decisions with respect to the Company’s NEOs. No interlocking relationship exists between the Board or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

16

INDEPENDENT PUBLIC ACCOUNTANTS

Rothstein Kass, independent registered public accounting firm, audited the Company’s consolidated financial statements for the year ended December 31, 2013 and reported on the Company’s consolidated financial statements for the first quarter ended March 31, 2014. Marcum LLP, independent registered public accounting firm, audited the financial statements of the Company for the fiscal year ended December 31, 2014 and 2013. Such services consisted of the firm’s audit of and report on the Company’s annual financial statements and consultation on financial accounting and reporting matters as well as certain filings with the Securities and Exchange Commission.

On June 11, 2014, Rothstein Kass informed the Board of Directors of the Company of its decision to resign as the Company's independent registered public accounting firm, effective June 30, 2014, due to its pending acquisition by KPMG LLP. The reports of Rothstein Kass on the financial statements for the fiscal years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2013 and 2012 and through June 11, 2014, there have been no disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Rothstein Kass, would have caused them to make reference thereto in their reports on the financial statements for such years. During the fiscal years ended December 31, 2013 and 2012 and through June 11, 2014, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

On July 15, 2014, the Audit Committee of the Company's Board of Directors engaged Marcum LLP as its independent registered public accountants, as of and for the fiscal year ending December 31, 2014 and the interim periods prior to such year-end except the first quarter ended March 31, 2014. During the fiscal year ended December 31, 2013 and through July 15, 2014, the Company did not consult with Marcum LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did Marcum LLC provide advice to the Company, either written or oral, that was an important factor considered by us in reaching a decision as to an accounting, auditing or financial reporting issue. Further, during its two most recent fiscal years and through July 15, 2014, the Company did not consult with Marcum LLP on any matter described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

During 2013 and 2014, the Company retained Rothstein Kass and Marcum to provide services, all of which were approved by the Audit Committee, in the following categories and amounts:

	Marcum LLP	Rothstein Kass
	2014	2013	2014
Audit fees	$135,500	$127,500	$–
Audit-related fees	–	–	–
Tax fees	–	–	–
All other fees	–	–	–
Total	$135,500	$127,500	$–

17

Audit Fees

Audit fees incurred or paid to Rothstein Kass were for services provided for in conjunction with the audit of the annual consolidated financial statements included in the Company’s 2013 Annual Report on Form 10-K and for other services related to Securities and Exchange Commission matters. Rothstein Kass waived its fee for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the first quarter ended March 31, 2014 and for other services related to Securities and Exchange Commission matters.

Audit fees incurred or paid to Marcum were for services provided in conjunction with the audit of the annual consolidated financial statements included in the Company’s 2014 Annual Report on Form 10-K and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the second and third quarters ended June 30 and September 30, 2014, respectively, and for other services related to Securities and Exchange Commission matters.

Audit-related Fees

Rothstein Kass did not perform any audit-related services for us in 2013 or 2014, and Marcum did not perform any audit-related services for us in 2014.

Tax Fees

Rothstein Kass did not perform any tax services for us in 2013 or 2014. Marcum did not perform any tax services for us in 2014.

All Other Fees

We did not incur or pay to Rothstein Kass any fees except those reflected above in 2013 or 2014.We did not incur or pay to Marcum any fees except those reflected above in 2014.

The Audit Committee has considered whether the provision of non-audit services by the Company’s principal auditor are compatible with maintaining auditor independence.

Based upon the recommendation of the Audit Committee, the Board of Directors has appointed Marcum, independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2015. In making its recommendation, the Audit Committee reviewed past audit results and other non-audit services performed during 2014 and audit services proposed to be performed during 2015. In selecting Marcum , the Audit Committee and the Board of Directors carefully considered their independence. The Audit Committee has determined that any proposed performance of non-audit services would be evaluated to ensure that such non-audit services did not impair the independence of Marcum. Furthermore, Marcum has confirmed to the Company that they are in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission governing auditor independence. It is the Audit Committee’s policy to pre-approve all audit and non-audit services performed by Marcum. The Audit Committee pre-approved all services provided by Marcum in 2014.

Representatives of Marcum are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

18

REPORT OF AUDIT COMMITTEE

We have reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2014 as well as management’s report on internal control over financial reporting.

We have discussed with the independent auditors the matters required by applicable rules of the Public Company Accounting Oversight Board, or PCAOB, regarding “Communication with Audit Committees.” We have received and reviewed the written disclosures and the letter from the independent auditors required by the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and we have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors, and the Board of Directors approved, that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

John R. Patrick, Audit Committee Chairman

Wayne A. Martino

19

ITEM 2: Amendment of 2008 Plan

We are asking our stockholders to approve an increase in the number of shares of common stock reserved for issuance under the 2008 Plan by 800,000 shares, from 821,429 shares to 1,621,429 shares.

The Company grants long-term incentives in the form of stock options, restricted stock, stock appreciation rights, and other stock-based or cash-based awards to employees, officers, directors and consultants of the Company under the 2008 Plan, or the “Plan”, to incentivize them to achieve superior performance levels, and retain their services to the Company. However, as of the Record Date, nearly 57% of the shares available for issuance under the Plan had been issued or were subject to outstanding equity awards. The Board believes that the allocation of new shares is necessary in light of the potential continued growth in the Company’s operations and the intense competition in our industry to attract and retain quality personnel.

On April 17, 2015, the Board unanimously approved an increase in the number of shares reserved for issuance under the Plan and directed that the increase be submitted to stockholders for their approval at the annual meeting. The increase by 800,000 shares, from 821,429 shares to 1,621,429 shares, will be effective upon approval by stockholders at the annual meeting. We grant long-term incentives under the Plan to employees, officers, directors, and consultants of the Company to promote the success of the Company’s business and the stockholder’s interests. The Plan seeks to achieve these purposes by providing awards to participants in the form of options, restricted stock, stock appreciation rights, and other stock-based or cash based awards. The Company believes it is important to have flexibility to grant various types of equity awards to its employees so that it can react appropriately to the changing environment. The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix A hereto.

Vote Required

The affirmative vote of a majority of the outstanding shares of common stock is necessary to approve this proposal.

Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes will not be counted for the purposes of determining the number of shares represented and voting with respect to the particular proposal on which the broker has expressly not voted and, accordingly, will not affect the approval of this proposal.

Recommendation

The Company’s Board of Directors recommends that Stockholders vote FOR the amendment of the Plan to increase by 800,000 the number of shares of common stock reserved for issuance thereunder.

Purpose

The purpose of the Plan is to incentivize employees, officers, directors, and consultants. We grant long-term incentive awards under the Plan to attract and retain the best available personnel for positions of substantial responsibility and to promote the success of our business.

Administration

The Plan provides for administration by our Board of Directors or a committee of the Board, and is currently administered by our Compensation Committee. The Board may increase the size of the committee and appoint additional members, remove members of the committee and appoint new members, fill vacancies on the committee, or remove all members of the committee and directly administer the Plan thereafter. We refer to the Board or the committee appointed to administer the Plan in this summary as the “Administrator.” Subject to the restrictions of the Plan, the Administrator determines to whom we grant incentive awards under the Plan, the terms of the award, including the exercise or purchase price, the number of shares subject to the stock right and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants, unless otherwise determined by the Board.

20

Eligibility

All of our employees, directors and consultants are eligible to receive incentive awards under the Plan. Incentive awards under the Plan can include incentive stock options, nonstatutory stock options, stock appreciation rights, stock awards (including performance awards) and restricted stock. We may grant incentive stock options only to employees of the Company and any of our subsidiaries, or “Related Corporations”. The Administrator selects the grantees and determines the number of shares to be subject to each stock right. In making these determinations, the Administrator takes into account the duties and responsibilities of the grantee, the value of the grantee’s services, the grantee’s present and potential contribution to our success and other relevant factors. The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which are exercisable by a grantee for the first time in any one calendar year.

Terms of Stock Rights

Stock Options. The Plan provides for the grant of “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, solely to employees (including officers and employee directors), and nonstatutory stock options to employees, directors and consultants.

The exercise price of options granted under the Plan is determined on the date of grant, and in the case of incentive stock options must be at least 100% of the fair market value per share at the time of grant. The exercise price of any incentive stock option granted to an employee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must equal at least 110% of the fair market value of the common stock on the date of grant. The aggregate fair market value of common stock (determined as of the date of the option grant) for which incentive stock options may for the first time become exercisable by any individual in any calendar year may not exceed $100,000. Payment of the exercise price may be made by delivery of cash or a check, delivery of already-owned shares of our common stock, delivery of a note of net exercise to the Company or by any other means approved by the Administrator.

Options granted to employees, directors and consultants under the Plan generally become exercisable in increments, based on the optionee’s continued employment or service with us. The term of an incentive stock option may not exceed 10 years. Options granted under the Plan, whether incentive stock options or nonstatutory options, generally expire 10 years from the date of grant, except that incentive stock options granted to an employee who owns stock possessing more than 10% of the voting power of our outstanding capital stock are not exercisable for longer than five years after the date of grant.

Stock Awards (including Performance Awards) and Restricted Stock. Shares of common stock may be sold or awarded to participants under the Plan as an incentive for the performance of past or future services to us. Performance awards (as defined in the Plan) will either be granted through performance units or performance shares. The Administrator may determine the purchase price to be paid for such stock, if any, and other terms of such purchase or award including performance objectives.

Termination of Employment or Affiliation.

Options. The Plan provides that if a grantee ceases to be employed by or otherwise provide service to the Company and all Related Corporations other than by reason of death or disability, or by reason of termination “For Cause” (as defined in the Plan), the grantee may exercise his or her option to the extent such option could have been exercised on the date of termination of employment until the earlier of the option’s specified expiration date and the date ninety days after such termination. In the event of a termination “For Cause,” the right of a grantee to exercise a stock right will terminate as of the date of termination of employment.

Restricted Stock. The Plan provides that if a grantee ceases to be employed by or otherwise provide service to the Company and all Related Corporations for any reason, the Company shall repurchase from the grantee any unvested shares of restricted stock at a purchase price equal to the original purchase price paid for the restricted stock.

Performance Awards. The Plan provides that if a grantee ceases to be employed by or otherwise provide service to the Company and all Related Corporations for any reason, all of the grantee’s performance awards will be forfeited by the grantee to the company for no consideration.

21

 Death or Disability. The Plan provides that if an option holder grantee ceases to be employed by or otherwise provide service to the Company and all Related Corporations by reason of death or disability, the grantee’s estate, or the grantee if capable after disability, may exercise his or her option to the extent such option could have been exercised on the date of termination of employment until the earlier of the option’s specified expiration date and the date one year after the date of such termination.

The Plan provides that if the Administrator determines a grantee to whom an amount is payable under the Plan is unable to care for his or her affairs, then any payment due to such person or his or her estate may, in the discretion of the Administrator, be paid to his or her spouse, child, relative, institution maintaining custody of the person or any other person deemed appropriate by the Administrator.

Transferability. Except for transfers made by will or the laws of descent and distribution in the event of the holder’s death, no incentive stock option may be transferred, pledged or assigned by the holder thereof. During a participant’s lifetime, an incentive stock option or performance award may be exercised only by him or her. Nonstatutory stock options, restricted stock or other awards may be transferred, pledged or assigned by the holder thereof to the extent provided in the option agreement, restricted stock agreement, or performance award agreement, as applicable, or otherwise determined by the Administrator.

Adjustments

Changes in Capitalization. In the event of a change in the number of shares of our common stock through a combination or subdivision, or if we issue shares of common stock as a stock dividend, then the number of shares deliverable upon the exercise of outstanding stock rights will be increased or decreased proportionately, and appropriate adjustments will be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Change of Control. Generally, in the event of a change of control, our consolidation or merger with or into another corporation or a sale of all or substantially all of our assets, referred to herein as an “acquisition,” whereby the acquiring entity or our successor does not agree to assume the awards or replace them with substantially equivalent incentive awards, the Administrator may, in its discretion, accelerate the vesting of the awards, pay the holders of vested awards the difference in the amount being paid for common stock in connection with the acquisition and the exercise price of the award or otherwise replace the awards with a cash incentive program. In the event of a change of control, all options, restricted stock and other awards will become fully vested.

Amendment and Termination

Our Board of Directors may amend the Plan at any time or from time to time or may terminate the Plan without the approval of the stockholders, provided that stockholder approval will be required for any amendment to the Plan that would violate the stockholder approval requirements of the national securities exchange on which the Company’s common stock is listed. However, no action by our Board of Directors or stockholders may alter or impair any option previously granted under the Plan unless the grantee consents in writing. Our Board may accelerate the exercisability of any option or restricted stock at any time. The Plan will terminate in April 2018, unless terminated sooner by the Board.

Summary of Federal Income Tax Consequences Relating to the Plan

The material U.S. federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion is only a summary of the material U.S. federal income tax implications of the Plan and does not attempt to describe all possible federal or other tax consequences of participation in the Plan or tax consequences based on particular circumstances. Recipients of awards under the Plan should consult their own tax advisors because a taxpayer’s particular situation might be such that some variation of the rules described below will apply.

22

Incentive Stock Options. An optionee who is granted an incentive stock option under the Plan will generally not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise will increase the optionee’s alternative minimum taxable income by an amount equal to the difference, if any, between the fair market value of the shares at the time of exercise and the option’s exercise price, and therefore may subject the optionee to the alternative minimum tax in the year of exercise. Upon the sale or exchange of the shares more than two years after grant of the option and more than one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (1) the fair market value of the shares at the date of the option’s exercise or (2) the sale price of the shares (if the disposition producing the realized gain is a transaction with respect to which a loss, if sustained, would be recognized). If the holding periods are not satisfied and the disposition occurs in a later tax year than the year of exercise, the optionee will be entitled to a deduction in computing alternative minimum taxable income for the year of disposition equal to the amounts of the alternative minimum tax preference item resulting from the exercise of the option in the year of exercise. We will generally be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the optionee’s holding period with respect to such shares.

Nonstatutory Stock Options. All options that do not qualify as incentive stock options under the Plan are referred to as nonstatutory options. Generally, an optionee will not recognize any taxable income at the time he or she is granted a nonstatutory option unless the option (and not the underlying stock) has a readily ascertainable fair market value at such time or is issued with an exercise price less than the fair market value at the time of grant. Upon its exercise, however, the optionee will generally recognize taxable ordinary income measured as the excess of the then-fair market value of the shares acquired over the exercise price of the option unless the shares acquired are restricted stock, in which case they will be taxed as set forth below in “Restricted Stock and Other Shares”. Any taxable income recognized in connection with an option exercise by an optionee who is also one of our employees will be subject to tax withholding by us. We will generally be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option. Upon resale of such shares by the optionee, any difference between the sales price received and the fair market value for the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the optionee’s holding period with respect to the shares.

Restricted Stock and Other Shares. A recipient of restricted stock, or any other stock award under the Plan that is subject to a substantial risk of forfeiture and is not transferable, generally will be subject to tax at ordinary income rates on the excess over the purchase price, if any, of the fair market value of the restricted stock, or other stock award, at such time that the stock is no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code. If the recipient is an employee, such ordinary income generally is subject to withholding of income and employment taxes. However, a recipient who elects under Code Section 83(b) within 30 days of the date of issuance of the shares to be taxed at the time of the award will have taxable ordinary income equal to the excess, if any, of the fair market value of such shares on the date of the award, determined without regard to the restrictions, over the purchase price. We will generally be entitled to a compensation deduction for federal income tax purposes in the year the participant is taxable, and the amount of our deduction will equal the ordinary income realized by the participant as a result of the restricted stock or other stock award.

Stock Appreciation Rights. A participant generally will recognize ordinary income upon the exercise of a stock appreciation right in an amount equal to the amount of the fair market value of the underlying shares at the time of exercise over the amount paid, if any, for the exercise price. If the recipient is a participant, such ordinary income generally is subject to withholding of income and employment taxes. Such amount will ordinarily be deductible by us in the same year.

Stock Bonuses. The grant of a stock bonus to a participant under the Plan will be included in that participant’s income as compensation in that year. The participant will recognize ordinary income in the amount of the fair market value of the common stock awarded. We will be entitled to a deduction for compensation in an equal amount.

The foregoing is only a summary, based on the current Code and Treasury Regulations thereunder, of the material U.S. federal income tax consequences to the optionee or other award recipient and our company with respect to the grant and exercise of options and the grant of other awards under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee’s or award recipient’s death or the income tax laws of any municipality, state or foreign country in which an optionee might reside.

23

Equity Compensation Plan Information

The following table provides information as of December 31, 2014 on all our equity compensation plans currently in effect.

Plan Category	Number of securities to be issued upon exercise of outstanding options or warrants (a)	Weighted-average exercise price of outstanding options or warrants (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders:
2008 Plan	1,068,610	$2.58	288,430
Equity compensation plans not approved by stockholders:	—	—	—
Total:	1,068,610	$2.58	288,430

24

ITEM 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our Board of Directors is submitting a “say on pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and solely advisory in nature, our Board of Directors and the Compensation Committee value the opinion of our stockholders and will review the voting results and seek to determine the causes of any significant negative voting result to better understand issues and concerns not previously presented.

Executive compensation is an important matter for our stockholders. The core of our executive compensation philosophy and practice continues to be to pay for performance. Our executive officers are compensated in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and stockholder interests and concerns. We believe our compensation program is strongly aligned with the long-term interests of our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead us successfully in a competitive environment.

The compensation of the NEOs is described on pages 9 to 15, including the Compensation Discussion and Analysis (“CD&A”) on pages 9 to 12. The CD&A section of this proxy statement provides additional details on our executive compensation, including our compensation philosophy and objectives and the fiscal year 2014 compensation of the NEOs.

Vote Required

The advisory vote on compensation of the NEOs will be approved if a majority of the shares of our common stock present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting vote “FOR” such proposal.

We are asking stockholders to vote on the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2015 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table for fiscal year 2014 and the other related tables and disclosures).”

As indicated above, the stockholder vote on this resolution will not be binding on us or on the Board of Directors, and will not be construed as overruling any decision by us or by the Board of Directors. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for us or the Board of Directors.

Recommendation

The Board of Directors recommends that you vote FOR the approval of the compensation of the named executive officers.

25

OTHER ACTIONS AT THE ANNUAL MEETING

The Board of Directors knows of no other matters that are likely to be brought before the Annual Meeting. However, if any other matters are brought before the Annual Meeting, the proxy holder will vote proxies granted by stockholders in accordance with their best judgment.

STOCKHOLDERS’ PROPOSALS

To be considered for inclusion in the Company’s proxy statement relating to the Annual Meeting of Stockholders to be held in 2016, the Secretary of the Company must receive stockholder proposals no later than 120 days prior to May 12, 2016. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than 45 days prior to May 12, 2016. All stockholder proposals should be sent to the attention of Corporate Secretary, Mecklermedia Corporation, 475 Park Avenue South, New York, New York, 10016.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and greater than 10% stockholders to file reports of ownership and changes in ownership of the Company’s securities with the SEC. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure by such persons to file these reports in a timely manner during the 2014 fiscal year. Copies of the reports are required by SEC regulation to be furnished to the Company. Based solely on its review of such reports furnished to it, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2014.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee, among its other duties and responsibilities, reviews, monitors and approves all related party transactions. The Audit Committee is responsible for reviewing all related party transactions on a continuing basis and potential conflict of interest situations where appropriate. No director shall participate in any discussion or approval of a transaction for which he is a related party, except that this director shall provide all material information concerning the transaction to the Audit Committee.

In 2009 and 2011, we entered into two promissory note agreements with our Chief Executive Officer, Alan M. Meckler. As of January 1, 2013, the balance of the 2009 Note was $5.9 million with an interest rate of 2.975% and the balance of the 2011 Note was $1.8 million with an interest rate of 2.40%.

On November 1, 2013, we along with our wholly-owned subsidiaries, Mecklermedia Subsidiary Inc. and Inside Network Inc. entered into an Amended and Restated Promissory Note (the “Restated Note”) with Mr. Meckler. The Restated Note combines, amends, restates and replaces, but does not extinguish, the obligations of the 2009 Note and the 2011 Note.

The Restated Note combines the outstanding principal amounts of the 2009 Note and the 2011 Note along with applicable closing costs to $7.8 million and extends the maturity date to September 1, 2043. Initially, interest accrues from August 27, 2013, at a rate of 5.5% per annum. Beginning September 1, 2018 (“Change Date”), the interest rate will convert to an adjustable rate based on a specified amount above LIBOR, initially not to exceed 7.5% per annum or be less than 5.5% per annum. Thereafter, the adjustable rate will never be increased or decreased on any single Change Date by more than 2.0% from the rate of interest that we paid for the preceding twelve months, and will never be less than 5.50% per annum or greater than 11.5% per annum. Interest only is payable in arrears beginning November 1, 2013 and each month thereafter until September 1, 2023. Beginning October 1, 2023 and continuing each month thereafter, the monthly payment will be in an amount sufficient to repay the principal and interest at the rate determined under the Restated Note in substantially equal installments by the maturity date.

26

On November 15, 2013, we along with our wholly-owned subsidiaries, Mecklermedia Subsidiary Inc. and Inside Network Inc. entered into a Second Amended and Restated Promissory Note (the “2nd Restated Note”) with Mr. Meckler. The 2nd Restated Note increases the principal amount of the Restated Note to $8.8 million, a $1.0 million increase. The terms of the 2nd Restated Note are otherwise substantially the same as the terms of the Restated Note.

In the event of change of control, Mr. Meckler may elect to make the remaining principal balance and all accrued and unpaid interest due and payable concurrently with the closing of the change of control event. A change of control includes a sale of our Company or either subsidiary to a third party or any merger, consolidation, restructuring or reorganization of our Company that results in the common stock holders immediately prior to the transaction possessing less than 50% of the voting power of the surviving entity. Upon the occurrence of an event of default, Mr. Meckler may, among other things, declare the entire outstanding balance under the 2nd Restated Note to be immediately due and payable, and/or exercise any other rights. Mr. Meckler waived his right to require the repayment of the 2nd Restated Note in respect of the sale of the Mediabistro assets.

Mr. Meckler funded a portion of the Restated Note with a portion of the proceeds of his personal loan from BOFI Federal Bank (“BOFI”) with the intent that the principal and interest payments under the Restated Note will be utilized by Mr. Meckler to make payments under his note with BOFI. We must repay the 2nd Restated Note if Mr. Meckler is required to repay the BOFI note whether due to an event of default by Mr. Meckler under the BOFI note or otherwise. In October, 2014, Mr. Meckler repaid the BOFI note in full and waived his right to request repayment of the 2nd Restated Note.

To induce Mr. Meckler to enter into the 2nd Restated Note, pursuant to a Second Reaffirmation of Collateral Documents (the “Reaffirmation”), we reaffirmed our obligations under the collateral documents related to the Restated Note. To further induce Mr. Meckler to enter into the 2nd Restated Note, we issued to Mr. Meckler on November 14, 2013 a warrant for 301,124 shares of the Company’s common stock. The warrant is exercisable at any time on or after November 14, 2013 until the close of business on November 13, 2018 at an exercise price per share of $2.00, which was 110% of the closing price of the Company’s common stock on November 14, 2013. The exercise price and number of the shares of our common stock issuable upon the exercise of the warrant is subject to adjustment in the event of any stock dividend, stock split, recapitalization, reorganization or similar transaction. The warrant terminated upon the sale of the Mediabistro assets.

We recorded a discount on the 2nd Restated Note based on the value of the warrants as of the date of issuance, which was $455,000. The discount is being amortized over the life of the 2nd Restated Note.

Effective April 25, 2014, we entered into a 3rd Restated Note Agreement with Mr. Meckler that increases the principal amount of the Restated Note to $9.1 million, a $300,000 increase. All other terms of the promissory notes remain unchanged.

Effective May 19, 2014, we entered into a 4th Restated Note Agreement with Mr. Meckler that increases the principal amount of the Restated Note to $9.4 million, a $300,000 increase. All other terms of the promissory notes remain unchanged.

Effective July 1, 2014, we entered into a 5th Restated Note Agreement with Mr. Meckler that increases the principal amount of the Restated Note to $9.7 million, a $300,000 increase. Additionally, Mr. Meckler agrees to loan us up to an additional aggregate principal amount of $100,000 in one or more advances. All other terms of the promissory notes remain unchanged.

Following the sale of the Mediabistro assets, we repaid $4.0 million of the debt to Mr. Meckler.

On November 14, 2014, we and Mr. Meckler, entered into a loan forgiveness and release agreement. Pursuant to the agreement, Mr. Meckler forgave in full his loan under the Second Amended and Restated Promissory Note, dated as of November 15, 2013 (as amended, restated, modified and supplemented), the balance of which was $5,695,000. Mr. Meckler also released all security interests in our assets and properties that we previously granted to Mr. Meckler to secure the loan. In addition, Mr. Meckler released us, and we released Mr. Meckler, from all claims arising out of the loan.

Interest expense on the Restated Notes were $394,000 and $295,000 during the years ended December 31, 2014 and 2013, respectively.

27

DELIVERY OF MATERIALS

The rules of the SEC allow for householding, which is the delivery of a single copy of an annual report and proxy statement to any address shared by two or more stockholders. This combined mailing must be addressed to the security holders as a group. Duplicate mailings can be eliminated by allowing stockholders to consent to such elimination, or through implied consent if: (1) it is believed that the stockholders are members of the same family, (2) the stockholders are notified that householding is to be used, (3) the stockholders do not request continuation of duplicate mailings and (4) proxy materials are posted online at www.mecklermedia.com by clicking on the Annual Meeting option. If you own shares of Common Stock in your own name as a holder of record, householding will not apply to your shares. If your shares of Common Stock are held in street name, depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to discontinue duplicate mailings to your address. If you wish to revoke your consent to householding, and instead want mailings made to each individual at the shared address, you must contact your broker, bank or other nominee.

If you wish to request extra copies free of charge of our Annual Report or Proxy Statement, please either send your request in writing to Mecklermedia Corporation, 475 Park Avenue South, 4th Floor, New York, New York 10016, Attention: Investor Relations; make your request by calling 212-389-2000; or find our materials on our website at www.mecklermedia.com.

ADDITIONAL INFORMATION

The Company will pay all of the expenses involved in preparing, assembling and mailing this Proxy Statement and the accompanying materials. In addition to the solicitation of proxies by mail, the Company will request brokers and securities dealers to obtain proxies from and send proxy materials to their principals. The Company will reimburse expenses incurred in connection therewith. The Company has retained American Stock Transfer & Trust Company at an estimated cost of $5,000 to assist in its solicitation of proxies. Proxies may be solicited personally, by telephone or telegraph, by the directors and officers of the Company without additional compensation.

FORM 10-K REPORT

Interested stockholders may obtain a copy of the Company’s Annual Report on Form 10-K for fiscal year 2014 filed with the Securities and Exchange Commission, including all financial statements, schedules and exhibits, without charge by writing to:

Investor Relations

c/o Mecklermedia Corporation

475 Park Avenue South, 4th Floor

New York, New York 10016

Or by a telephone call to: 212-389-2000

28

Appendix A

MECKLERMEDIA CORPORATION.

2008 STOCK INCENTIVE PLAN

APPROVED BY THE BOARD OF DIRECTORS: April 17, 2015

APPROVED BY THE STOCKHOLDERS: _____

1. Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating and rewarding certain key employees, officers, directors and consultants of the Company and its Affiliates, and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based incentives to Eligible Persons to encourage such persons to expend their maximum efforts in the creation of stockholder value.

2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Affiliate" means, with respect to any entity, any other entity that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such entity.

(b) "Award" means any Option, Restricted Stock, Performance Award or other Stock-based award granted under the Plan.

(c) "Board" means the Board of Directors of the Company.

(d) "Cause" means the Employer having cause to terminate a Participant's employment or service under any existing employment, consulting or any other agreement between the Participant and the Employer. In the absence of any such an employment, consulting or other agreement, a Participant shall be deemed to have been terminated for Cause if the Committee determines that his termination of employment with the Employer is on account of (A) incompetence, fraud, personal dishonesty, embezzlement, defalcation or acts of gross negligence or gross misconduct on the part of Participant in the course of his employment or services, (B) a material breach of Participant's fiduciary duty of loyalty to any member of the Company Group, (C) a Participant's engagement in conduct that is materially injurious to the any member of the Company Group, (D) a Participant's conviction by a court of competent jurisdiction of, or pleading "guilty" or "no contest" to, (x) a felony, or (y) any other criminal charge (other than minor traffic violations) which could reasonably be expected to have a material adverse impact on the reputation and standing in the community of any member of the Company Group; (E) public or consistent drunkenness by a Participant or his illegal use of narcotics which is, or could reasonably be expected to become, materially injurious to the reputation or business of any member of the Company Group or which impairs, or could reasonably be expected to impair, the performance of a Participant's duties to the Employer; or (F) willful failure by a Participant to follow the lawful directions of a superior officer or the Board, representing disloyalty to the goals of any member of the Company Group.

(e) "Change in Control" means:

(i) a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act), other than any member of the Company Group, an employee benefit plan maintained by any member of the Company Group or the Founder, directly or indirectly acquires "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company's securities outstanding immediately after such acquisition;

A-1

(ii) the date upon which individuals who, as of the Effective Date, constitute the Board (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

(iii) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" or "group" (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than any member of the Company Group or the Founder.

(f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(g) "Committee" means the Board or such other committee appointed by the Board consisting of two or more individuals.

(h) "Company" means Mecklermedia Corporation, a Delaware corporation.

(i) "Company Group" means the Company together with any of its direct or indirect subsidiaries.

(j) "Disability" means, in the absence of any employment agreement between a Participant and the Employer otherwise defining Disability, "disability" within the meaning of the long-term disability plan of the Employer or the Company (as applicable to such Participant), or in the absence of such a plan, the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code. In the event there is an employment agreement between a Participant and the Employer defining Disability, "Disability" shall have the meaning provided in such agreement.

(k) "Disqualifying Disposition" means any disposition (including any sale) of Stock acquired by exercise of an Incentive Stock Option made within the period which is either (i) two years after the date the Participant was granted the Incentive Stock Option, or (ii) one year after the date the Participant acquired Stock by exercising the Incentive Stock Option.

(l) "Effective Date" shall mean April 28, 2008.

(m) "Eligible Person" means (i) each employee of the Company or of any of its Affiliates, including each such individual who may also be a director of the Company and/or any other member of the Company Group; (ii) each non-employee director of the Company and/or any other member of the Company Group; (iii) each other individual who provides substantial services to the Company and/or any other member of the Company Group and who is designated as eligible by the Committee; and (iv) any individual who has been offered employment by the Company or any other member of the Company Group; provided, that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or applicable member of the Company Group. An employee on an approved leave of absence may be considered as still in the employ of the Employer for purposes of eligibility for participation in the Plan.

(n) "Employer" means either the Company or other member of the Company Group that the Participant (determined without regard to any transfer of an Award) is principally employed by or provides services to, as applicable. In the event that any Employer ceases to be a member of the Company Group (by reason of sale, divesture, spin-off or other similar transaction), except as may otherwise be provided by the Committee, unless a Participant's employment or service is transferred to another entity that would constitute an Employer immediately following such transaction, any Participants employed by or providing services to such former Employer shall be deemed to have terminated employment or service hereunder other than for Cause as of the date of the consummation of such transaction.

(o) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

A-2

(p) "Expiration Date" means the date upon which the term of an Option expires, as determined under Section 5(b) hereof.

(q) "Fair Market Value" means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination. If the Stock is not listed on an exchange, or representative quotes are not otherwise available, the Fair Market Value shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

(r) "Founder" means Alan M. Meckler and any of his Affiliates.

(s) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(u) "Option" means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during specified time periods. Certain Options granted under the Plan are intended to qualify as Incentive Stock Option.

(v) "Option Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

(w) "Participant" means an Eligible Person who has been granted an Award under the Plan, or if applicable, such other person or entity who holds an Award.

(x) "Performance Awards" mean Awards granted to a Participant under Section 7 hereof, which are subject to the achievement of Performance Objectives. A Performance Award shall be designated as a "Performance Share" or a "Performance Unit" at the time of grant.

(y) "Performance Objectives" means the performance objectives established pursuant to this Plan for Participants who have received Performance Awards.

(z) "Plan" means this Mecklermedia Corporation 2008 Stock Incentive Plan.

(aa) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Regulation 1.162-27(c) under Code Section 162(m).

(bb) "Restricted Stock" means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

(cc) "Restricted Stock Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

(dd) "Securities Act" means the Securities Act of 1933, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(ee) "Stock" means the Company's Common Stock, par value $0.01 per share, and such other securities as may be substituted for such stock pursuant toSection 9 hereof.

A-3

3. Administration.

(a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (i) select Eligible Persons to become Participants; (ii) grant Awards; (iii) determine the type, number of shares of Stock subject to, and other terms and conditions of, and all other matters relating to, Awards; (iv) prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan; (v) construe and interpret the Plan and Award agreements and correct defects, supply omissions, or reconcile inconsistencies therein; (vi) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time, and (vii) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including, without limitation, the Company, its Affiliates, Eligible Persons, Participants and beneficiaries of Participants.

(b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, (i) any action of the Committee relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a "Qualifying Committee"); and (ii) any action relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company may be taken either by such a Qualifying Committee, or by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, that upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Any action authorized by such a Qualifying Committee or by the Committee upon the abstention or recusal of such non-Qualified Member(s) shall be deemed to be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.

(c) Delegation. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including but not limited to administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any person or entity who is not an employee of the Company or any of its Affiliates shall be expressly approved by the Committee.

(d) Section 409A. The Committee shall take into account compliance with Section 409A of the Code in connection with any grant of an Award under the Plan, to the extent applicable.

4. Shares Available Under the Plan.

(a) Number of Shares Available for Delivery. Subject to adjustment as provided in Section 9 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be 1,621,429, all of which may be issued or transferred upon exercise or settlement of Incentive Stock Options. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for grant hereunder. Shares of Stock remaining available for issuance under the Company's 1999 Stock Incentive Plan (Amended and Restated as of March 5, 2008) (the "1999 Plan") upon its expiration on April 15, 2009, together with shares of Stock underlying awards granted under the 1999 Plan (outstanding as of April 15, 2009) that remain undelivered following any expiration, cancellation, forfeiture, cash settlement or other termination of such awards, shall be available for grant hereunder.

A-4

(c) 162(m) Limitation. Notwithstanding anything to the contrary herein, during any time that the Company is subject to Section 162(m) of the Code, the maximum number of shares of Stock with respect to which Options and stock appreciation rights (to the extent granted as an Award under the Plan) may be granted to any individual in any one year shall not exceed the maximum number of shares of Stock available for issue hereunder, as such number may change from time to time.

5. Options.

(a) General. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may only be granted to Eligible Persons who are employed by the Employer. The provisions of separate Options shall be set forth in an Option Agreement, which agreements need not be identical.

(b) Term. The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

(c) Exercise Price. The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant; provided, however, that if an Option is intended (i) to not be considered "nonqualified deferred compensation" within the meaning of Section 409A of the Code, (ii) to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder, or (iii) to be an Incentive Stock Option, in each case, the applicable exercise price shall not be less than the Fair Market Value, subject to subsection (h) below in the case of any Incentive Stock Option.

(d) Payment for Stock. Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full, upon exercise of the Options:

(i) in immediately available funds in United States dollars, or by certified or bank cashier's check; (ii) by delivery of a notice of "net exercise" to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Options so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Options divided by the Fair Market Value on the date of exercise; (iii) by delivery of shares of Stock having a value equal to the exercise price, or (iv) by any other means approved by the Committee. Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

(e) Vesting. Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case, as may be determined by the Committee and set forth in the Option Agreement; provided, however, that notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option, which acceleration shall not affect the terms and conditions of any such Option other than with respect to vesting. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed or rendering services to the Employer, and all vesting shall cease upon a Participant's termination of employment or services with the Employer for any reason. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

(f) Transferability of Options. An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. Notwithstanding the foregoing, Nonqualified Stock Options shall be transferable to the extent provided in the Option Agreement or otherwise determined by the Committee.

(g) Termination of Employment or Service. Except as may otherwise be provided by the Committee in the Option Agreement:

(i) If prior to the Expiration Date, a Participant's employment or service, as applicable, with the Employer terminates for any reason other than (A) by the Employer for Cause, or (B) by reason of the Participant's death or Disability, (1) all vesting with respect to the Options shall cease, (2) any unvested Options shall expire as of the date of such termination, and (3) any vested Options shall remain exercisable until the earlier of the Expiration Date or the date that is ninety (90) days after the date of such termination.

A-5

(ii) If prior to the Expiration Date, a Participant's employment or service, as applicable, with the Employer terminates by reason of such Participant's death or Disability, (A) all vesting with respect to the Options shall cease, (B) any unvested Options shall expire as of the date of such termination, and (C) any vested Options shall expire on the earlier of the Expiration Date or the date that is twelve (12) months after the date of such termination due to death or Disability of the Participant.

(iii) If prior to the Expiration Date, a Participant's employment or service, as applicable, with the Employer is terminated by the Employer for Cause, all Options (whether or not vested) shall immediately expire as of the date of such termination.

(h) Special Provisions Applicable to Incentive Stock Options.

(i) No Incentive Stock Option may be granted to any Participant who, at the time the option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (A) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option, and (B) cannot be exercised more than five (5) years after the date it is granted.

(ii) To the extent the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(iii) Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

6. Restricted Stock.

(a) General. Restricted Stock granted hereunder shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b), except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant's Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b) Restrictions on Transfer. In addition to any other restrictions set forth in a Participant's Restricted Stock Agreement, until such time that the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement, which vesting the Committee may in its sole discretion accelerate at any time, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock. Notwithstanding anything contained herein to the contrary, the Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award, such action is appropriate.

(c) Certificates. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Restricted Stock shall be held in book entry form rather than delivered to the Participant pending the release of the applicable restrictions and for such other reasonable period that the Committee may determine.

A-6

(d) Termination of Employment or Service. Except as may otherwise be provided by the Committee in the Restricted Stock Agreement, if, prior to the time that the Restricted Stock has vested, a Participant's employment or service, as applicable, terminates for any reason, (i) all vesting with respect to the Restricted Stock shall cease, and (ii) as soon as practicable following such termination, the Company shall repurchase from the Participant, and the Participant shall sell, any unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock, or if the original purchase price is equal to $0, such unvested shares of Restricted Stock shall be forfeited by the Participant to the Company for no consideration as of the date of such termination.

7. Performance Awards

(a) General. The Board may from time to time authorize grants to Participants of Performance Awards upon such terms and conditions as the Board may determine in accordance with provisions of this Section 7. The terms and conditions of each Performance Award grant shall be evidenced by a Performance Award Agreement, which agreements need not be identical.

(b) Value of Performance Units and Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Stock on the date of grant. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units or Performance Shares, as the case may be, that will be paid out to the Participant.

(c) Earning of Performance Units and Performance Shares. Upon the expiration of the applicable Performance Period, the holder of Performance Units or Performance Shares, as the case may be, shall be entitled to receive payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved and any other non-performance terms met.

(d) Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units and Performance Shares shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares or other Awards (or in a combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

(e) Nontransferability. Except as otherwise provided in a Performance Award Agreement or otherwise at any time by the Committee, Performance Units and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Performance Award Agreement or otherwise determined at any time by the Committee, a Participant's rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

(f) Termination of Employment or Service. Except as may otherwise be provided by the Committee in the Performance Award Agreement, if, prior to the time that the applicable Performance Period has expired, a Participant's employment or service, as applicable, terminates for any reason, all of such Participant's Performance Awards shall be forfeited by the Participant to the Company for no consideration.

(g) Performance Objectives.

(i) Each Performance Award shall specify the Performance Objectives that must be achieved before such Award shall become vested and payable. The Committee may adjust such Performance Objectives if, in the sole judgment of the Committee, events or transactions have occurred after the grant that are unrelated to the performance of the Company and/or Participant and result in distortion of the Performance Objectives. The Company also may specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

A-7

(ii) Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of an individual Participant or the Employer, division, department or function within the Company or Employer in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by comparison to a group of peer companies or to a financial market index. Performance Objectives shall be limited to specified levels of or increases in one or more of the following: return on equity; diluted earnings per share; net earnings; total earnings; earnings growth; return on capital; working capital turnover; return on assets; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; sales; sales growth; gross margin; return on investment; increase in the fair market value per share; share price (including but not limited to, growth measures and total stockholder return); operating profit; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; total return to stockholders; market share; earnings measures/ratios; economic value added; balance sheet measurements including (but not limited to receivable turnover); internal rate of return; or expense targets.

(iii) The Committee shall adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the applicable date of grant of a Performance Award that are unrelated to the performance of the Company and/or Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement. Potential transactions or events giving rise to adjustment include but are not limited to (i) restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; or (iii) a change in tax law or accounting standards required by generally accepted accounting principles.

8. Other Stock-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus, or may grant other awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

9. Adjustment for Recapitalization, Merger, etc.

(a) Capitalization Adjustments. The aggregate number of shares of Stock which may be granted or purchased pursuant to Awards (as set forth in Section 4 hereof), the number of shares of Stock covered by each outstanding Award, and the price per share thereof in each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, as to the number, price or kind of a share of Stock or other consideration subject to such Awards (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event (as defined below)); (ii) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock or any other form of consideration; or (iii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan.

(b) Corporate Events. Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement, in connection with (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash; (iii) a Change in Control; or (iv) the reorganization or liquidation of the Company (each, a "Corporate Event"), the Committee may, in its discretion, provide for any one or more of the following:

A-8

(1) require that such Awards be assumed in connection with such Corporate Event, in which case, the Awards shall be subject to the adjustment set forth in subsection (a) above, and, to the extent such Awards are Performance Awards or other Awards that vest subject to the achievement of performance criteria, appropriately adjust Performance Objectives or similar performance criteria to reflect the Corporate Event;

(2) accelerate the vesting of any Awards, subject to the consummation of such Corporate Event;

(3) cancel any or all vested and/or unvested Awards as of the consummation of such Corporate Event, and provide that holders of vested Awards (including any Awards that would vest on the Corporate Event but for cancellation) so cancelled will receive a payment in respect of cancellation of their Awards based on the amount of the per share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options and other Awards subject to exercise, the applicable exercise price; provided, however, that holders of Options and other Awards subject to exercise shall only be entitled to consideration in respect of cancellation of such Awards if the per share consideration less the applicable exercise price is greater than zero (and to the extent the per share consideration is less than or equal to the applicable exercise price, such Awards shall be cancelled for no consideration); or

(4) replace Awards (other than Awards which are "stock rights" within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced, and payment to be made within thirty (30) days of the applicable vesting date.

Payments to holders pursuant to clause (3) or (4) above shall be made in cash, or, in the sole discretion of the Committee, in the form of such other consideration necessary for a holder of an Award to receive property, cash or securities (or combination thereof) as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise price).

(c) Fractional Shares. Any adjustment provided under this Section 9 may provide for the elimination of any fractional share which might otherwise become subject to an Award.

10. Effect of Change in Control

Except to the extent reflected in a particular Award agreement:

(a) In the event of a Change in Control, notwithstanding any vesting schedule with respect to an Award of Options or Restricted Stock, such Option shall become immediately exercisable with respect to 100% of the shares subject to such Option, and 100% of the shares of Restricted Stock shall vest and the restrictions set forth in Section 6(b) applicable to such shares of Restricted Stock shall lapse.

(b) In the event of a Change in Control, all other Awards shall become fully vested and or payable to the fullest extent of any Award or portion thereof that has not then expired and any restrictions with respect thereto shall expire.

(c) The Committee shall have full authority and discretion to interpret this Section 10 and to implement any course of action with respect to any Award so as to satisfy the intent of this provision.

(d) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

A-9

11. Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

12. Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of stock ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

13. Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

14. Compliance With Laws.

The obligation of the Company to deliver Stock upon vesting and/or exercise of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15. Withholding Obligations.

As a condition to the vesting and/or exercise of any Award, the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all Federal, state and local income and other taxes of any kind required or permitted to be withheld in connection with such vesting and/or exercise. The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements and such shares shall be valued at their Fair Market Value as of the settlement date of the Award; provided, however, that the aggregate Fair Market Value of the number of shares of Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award.

16. Amendment of the Plan or Awards.

(a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan; provided, however, that without stockholder approval, the Board shall not make any amendment to the Plan which would violate the stockholder approval requirements of the national securities exchange on which the Stock is principally listed.

(b) Amendment of Awards. The Board or the Committee, at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the rights under any Award shall not be impaired by any such amendment unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 9 hereof, shall constitute an amendment of an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant's consent, the Board or the Committee may amend the terms of any one or more Awards if necessary to bring the Award into compliance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date.

A-10

17. Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18. Effective Date of the Plan.

The Plan is effective as of the Effective Date.

19. Miscellaneous.

(a) Participants Outside of the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations and customs of the country in which the Participant is then a resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such Award to a Participant who is a resident or primarily employed in the United States. An Award may be modified under this Section 19(a) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified.

(b) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(c) Payments Following Accidents or Illness. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefore.

(d) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

A-11

(e) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(f) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than such member.

(g) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

A-12

Mecklermedia Corporation

475 Park Avenue South, 4th Floor

New York, New York 10016

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL :

Our Proxy Statement and our 2014 Annual Report on Form 10-K

are available at http://mecklermedia.com/about/annual-meeting/

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Alan M. Meckler, as proxy holder, with the power to designate a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of Common Stock of Mecklermedia Corporation. held of record by the undersigned on April 24, 2015, at the Annual Meeting of Stockholders to be held on June 18, 2015, or any adjournment thereof. At their discretion, the proxy holders are authorized to vote such shares of Common Stock upon such other business as may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted “FOR” such proposal

.

Please mark, date, sign and return this proxy card promptly by mail, using the enclosed envelope, or over the Internet. No postage is required if mailed in the United States.

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

-OR-

INTERNET - Access “ www.voteproxy.com ” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via Internet.

ê

Please mark your vote as in this example. ☒
1. Election of five directors listed below with terms expiring at the 2014 Annual Meeting.		2. To increase the number of shares reserved for issuance under our 2008 Stock Incentive Plan by 800,000 shares to a total of 1,621,429 shares	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES:
☐ FOR all nominees listed at right, except as marked below ☐ WITHHOLD AUTHORITY for all nominees listed below	° Alan M. Meckler ° Wayne A. Martino ° John R. Patrick	3. To hold an advisory vote on executive compensation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

INSTRUCTION : To withhold a vote for an individual nominee(s), write the name of such nominee(s) in the space provided below. Your shares will be voted for the remaining nominee(s).

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXY WILL VOTE “FOR” ALL DIRECTOR NOMINEES, AND “FOR” PROPOSALS 2, AND 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, AND A VOTE “FOR” PROPOSALS 2 AND 3.

IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, THE BOARD OF DIRECTORS ENCOURAGES YOU TO COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.

THE UNDERSIGNED REVOKES ANY PRIOR PROXY AT THE MEETING AND RATIFIES ALL THAT SAID ATTORNEYS AND PROXIES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND THE 2014 ANNUAL REPORT TO STOCKHOLDERS.

Stockholder:                                       Dated:           , 2015          Signature (if held jointly):                                        Dated:               , 2015

Note:

Please sign as name appears hereon. When joint owners hold shares, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by authorized officer giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.